Exhibit 23.1


               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
               -----------------------------------------

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 24, 1995, included in Mark VII, Inc.'s Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.

                                        /s/ Arthur Andersen LLP
                                        -----------------------
                                        Arthur Andersen LLP

Kansas City, Missouri
June 23, 1995